Exhibit 99.2

             BOOK-ENTRY-ONLY CORPORATE DEBT ISSUES


                    Letter of Representations*
             [To be Completed by Issuer and Agent]


                 SEARS ROEBUCK ACCEPTANCE CORP.
                        [Name of Issuer]

              THE CHASE MANHATTAN BANK  2823
                         [Name of Agent]


                                                July 1, 1997
                                                 (Date)

Attention: General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, NY 10041-0099

          Re:   SEARS ROEBUCK ACCEPTANCE CORP.
                7% NOTES DUE JUNE 15, 2007
                   [Issue Description]

Ladies and Gentlemen:

     This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Agent will act as trustee, paying agent, fiscal agent, or other agent of Issuer with respect to the Securities. The Securities will be issued pursuant to a trust indenture, resolution or other such document authorizing the issuance of the Securities, dated as of May 15, 1995 (the "Document"). See below** is distributing the Securities through The Depository Trust Company ("DTC").

     To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Agent make the following representations to DTC:

     1. Prior to closing on the Securities on July 1, 1997, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of

* This Letter of Representations includes the Addendum attached hereto, which modifies & supersedes this Letter of Representations to the extent set forth therein.

**  List of Underwriters to come.

which represents 100% of the principal amount of such securities. If, however, the aggregate principal amount of any maturity exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each Security certificate shall bear the following legend:

          Unless this certificate is presented by an authorized representative of The Depository Trust
     Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR
     VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     2. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate(s) by virtue of submission of such certificate(s) to DTC.

     3. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 5.

     4. In the event of a full or partial redemption, Issuer or Agent shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt form DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent :
            Manager; Call Notification Department
            The Depository Trust Company
            711 Stewart Avenue
            Garden City, NY 11530-4719

      5. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Agent to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner wet forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

            Manager; Reorganization Department
            Reorganization Window
            The Depository Trust Company
            7 Hanover Square; 23rd Floor
            New York, NY 10004-2695

      6. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

      7. In the event of a change in the interest rate, agent shall send notice of such change to Standard & Poor's
Corporation. Such notice, which shall also include Agent contact's name and telephone number, shall also be sent to DTC's
Dividend Department either by telecopy to (212) 709-1723, or if by mail or by any other means to:

            Manager; Announcements
            Dividend Department
            The Depository Trust Company
            7 Hanover Square; 22nd Floor
            New York, NY 10004-2695

      8. Issuer or Agent shall provide a written notice of interest payment information to a standard interest announcement service subscribed to by DTC as soon as the information is available. In the unlikely event that no such service exists, Issuer or Agent shall provide such notice directly to DTC electronically, as previously arranged by Issuer or Agent and DTC, as soon as the information is available. If electronic transmission has not been arranged, absent any other arrangements between Issuer or Agent and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or
(212) 709-1686, and receipt of such notices shall be confirmed by telephoning (212) 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

            Manager; Announcements
            Dividend Department
            The Depository Trust Company
            7 Hanover Square, 22nd Floor
            New York, NY 10004-2695

      9. Issuer or Agent shall provide CUSIP numbers for each issue for which payment is being sent, as well as the dollar and cent amount of the payment for each issue to DTC, no later than noon (Eastern Time) on the payment date.

      10. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on each payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows:

            The Chase Manhattan Bank
            ABA # 021 000 021
            For credit to a/c Cede & Co.
            c/o The Depository Trust Company
            Dividend Deposit Account # 066-026776

     11. Maturity and redemption payments allocated with respect to each CUSIP number shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows:

            The Chase Manhattan Bank
            ABA # 021 000 021
            For credit to a/c Cede & Co.
            c/o The Depository Trust Company
            Redemption Deposit Account # 066-027306

     12. Principal payments (plus accrued interest, if any) as a result of optional tenders for purchase effected by means of DTC's Repayment Option Procedures shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the first payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows:

            The Chase Manhattan Bank
            ABA # 021 000 021
            For credit to a/c Cede & Co.
            c/o The Depository Trust Company
            Reorganization Deposit Account # 066-027608

     13. DTC may direct Issuer or Agent to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

     14. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Agent's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Agent to issue and authenticate a new Security certificate; or
(b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Agent prior to payment, if required.

      15. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Agent shall notify DTC of the availability of certificates. In such event, Issuer or Agent shall issue, transfer and exchange certificates in appropriate amounts, as required by DTC and others.

     16. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent (at which time DTC will confirm with Issuer or Agent the aggregate amount of Securities outstanding) by CUSIP number. Under such circumstances, at DTC's request Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

      17. Nothing herein shall be deemed to require Agent to advance funds on behalf of Issuer.

      18. This Letter of Representations may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.

       19. This Letter of Representations is governed by, and shall construed in accordance with, the laws of the State of New
York without giving effect to principles of conflicts of law.


     20. The following riders, attached hereto, are hereby incorporated into this Letter of Representations:

_________________________________________________________________
_________________________________________________________________

Notes:                         Very truly yours,
A. If there is an Agent
(as defined in this           SEARS ROEBUCK ACCEPTANCE CORP.
Letter of Representations),         (Issuer)
Agent, as well as Issuer,      By: /s/ George F. Slook
must sign this Letter.  If          (Authorized Officer's
there is no Agent for signing        Signature)
this Letter Issuer itself
undertakes to perform all     THE CHASE MANHATTAN BANK, N.A.
of the obligations set forth       (Agent)
herein.                       By: /s/ Tim Burke
B.  Schedule B contains             (Authorized Officer's
statements that DTC,                 Signature)
believes accurately
describe, DTC, the method
of effecting book-entry
transfers of securities
distributed through DTC,
and certain related matters.

Received and Accepted:
THE DEPOSITORY TRUST COMPANY

By:  /s/ Richard B. Nesson
cc: Underwriter
    Underwriter's Counsel

                                ADDENDUM
                                      to
                Letter of Representations dated July 1, 1997
                Sears Roebuck Acceptance Corp.

Paragraph 1: The following is hereby added after the third sentence of Paragraph 1:

      "Each certificate shall remain in the Agent's Custody subject to the provisions of the Fast Balance Certificate
Agreement currently in effect between the Agent and DTC."

Paragraph 4:  The following sentence is added at the end
Paragraph 4:

      "Failure to provide timely notice shall not be a breach under this Letter if Issuer shall become obligated less than 10 days prior to such redemption date under the Document to redeem the Securities."

Paragraph 6: The following sentences are added at the end of Paragraph 6:

     "Issuer of Agent will forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP submitted in that transmission."

Paragraph 13:  The following is hereby inserted after the word
"Agent in line 1 Paragraph 13:

      ", and if requested, shall confirm such direction in writing,"

SCHEDULE A

SEARS ROEBUCK ACCEPTANCE CORP.
7% NOTES DUE JUNE 15, 2007
 (Describe Issue)

CUSIP NUMBER    PRINCIPAL AMOUNT      MATURITY DATE   INTEREST
RATE

812404AV3        $500,000,000          June 15, 2007   7%
                                             SCHEDULE B

                SAMPLE OFFERING DOCUMENT LANGUAGE
               DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
 (Prepared by DTC--bracketed material may be applicable only to certain issues)

     1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

     2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

     3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf on Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

     4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect
Participants, and by Direct Participants and Indirect
Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     [6. Redemption notices shall be sent to DTC. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

     7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

     8. Principal and interest payments on the Securities will be made to Cede & Co. as nominee of DTC, DTC's practice is to credit Direct Participants' accounts,upon DTC's receipt of funds and corresponding detail information from Issuer or Agent, on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Agent, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to Cede & Co. is the responsibility of Issuer or Agent, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

     [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records.]

     10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Issuer or the Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

     11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

     12. The information in the section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.